MOTUS GI®

Developing Breakthrough Solutions for Endoscopy

MARCH 2018

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements, including those relating to the Company's product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. The Company has made every reasonable effort to ensure the information and assumptions on which these statements are based are current, reasonable and complete. However, a variety of factors, many of which are beyond the Company's control, affect the Company's operations, performance, business strategy and results and there can be no assurances that the Company's actual results will not differ materially from those indicated herein. Additional written and oral forward-looking statements may be made by the Company from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

OVERVIEW

- FDA-cleared flagship product for colonoscopy – Pure-Vu®
- 45M endoscopy procedures worldwide annually
- Driving clinical data collection to maximize market value
- Benefiting patients, physicians and payers
- Multiple product expansion opportunities
- Team with proven track record

Motus GI Holdings, Inc.
is a medical technology company dedicated to improving endoscopy outcomes and experiences

POTENTIAL TO ADDRESS SIGNIFICANT UNMET CLINICAL NEEDS

Targeting Average Selling Price (ASP) of $250 Per Procedure Disposable Kit

Initial Pure-Vu® Market Opportunity

~5M
Initial Target US colonoscopy procedures/year

Clinical Data Drives Market Penetration and Growth

Broad Market Launch



15M
Worldwide upper endoscopy procedures/year (7.5M US)[2]
>30M
Worldwide colonoscopy procedures/year (15M US)[1]

Targeting Multi-billion Dollar Market Opportunity

Colorectal cancer (CRC)	Inflammatory bowel disease (IBD)	Anemia (lower)	Esophageal cancer
Lower GI bleeds	Irritable bowel syndrome (IBS)	Anemia (upper)	Upper GI bleeds

1: https://www.cdc.gov/cancer/dcpc/research/articles/crc_screening_model.htm
2: iData Research. US Gastrointestinal Endoscopic Devices Market 2014 (Forecasted to 2020) – MedSuite

PURE-VU®

by MOTUS GI

PLAY VIDEO >

PURE-VU® OVERVIEW

- Initial indication for use in "poorly prepped" colons
- Highly efficient pulsed vortex irrigation to break up colon content
- Sensing technology to prevent clogging during evacuation
- Easy-to-load – integrates easily with current scopes
- Closed system manages waste and odor
- Strong intellectual property



Workstation
Disposable Sleeve on Scope
Disposable Sleeve on Scope
Standard colonoscope
Irrigation ports
Evacuation port

PROBLEMS WITH CONVENTIONAL COLONOSCOPY PREP

57% of Patients Cite Fear of Bowel Prep as #1 Deterrent of Procedure[1]


24-36
HOURS

Clear Liquid Diet

Complications with fasting



Potent Prep – 4L

Awful taste and large volume



Repeated Visits

Cramping/ discomfort



Missed Work

Work disrupted for 1 to 2 days



Reduced Detection Rate

High failure rate in ~23% of procedures require repeat <3 years[2]

Colon Cleanliness Drives Procedure Effectiveness

1: Harwood et al., American Journal of Gastroenterology; Vol 97, No. 12. 2002 Pg 3186-3194
2: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506

PURE-VU® IMPROVES COLONOSCOPY EXPERIENCE

Micro-Prep

Able to Eat



Low Residue Diet
(eggs, toast, pasta, etc.)

+

OTC Mild Laxative



10 oz. bottle
(magnesium citrate)

+

PURE-VU®
by MOTUS GI

Company Working to Expand Pure-Vu Indication to Actively Promote Micro-Prep Capabilities

GO-TO-MARKET STRATEGY:
TARGETING LARGE SEGMENTS WITH CLEAR VALUE PROPOSITION

Market Segments	Global Opportunity
1 **In-Patients: Improving Outcomes and Costs** Value: Lower costs, speed diagnosis, DRG-based reimbursement *Key populations: Lower GI bleeds; Elderly, Comorbidities, VA patients*	**4.1M**[1] Procedures WW Annually
2 **Out-Patients: High Medical Need / Difficult to Prep** Value: Eliminates repeat procedures, improves diagnosis *Key populations: Diabetes, Obesity, Elderly, Opioids, CRC survivors, etc.*	**5.7M**[2] Procedures WW Annually
3 **Out-Patients: Driving Quality and Patient Satisfactions** Value: Micro-Prep, higher confidence, no lost work *Key populations: Market research shows patients motivated to pay*	**19.6M**[3] Procedures WW Annually

1: HRA Healthcare Research & Analytics - Market Research, May 2015
2: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506
3: Lieberman D.A. et.al., American Society for Gastrointestinal Endoscopy. Vol 62. No. 6:2005

MOTUS GI

IN-PATIENT COLONOSCOPY REPRESENTS SIGNIFICANT UNMET NEED

Existing DRG-Based Reimbursement Creates Potential for Strong Economic Incentive to Adopt Pure-Vu as Standard of Care

~55% which leads to **~2 Days** which leads to **~1.3x**

Of cases present with insufficient bowel prep[1]

Longer length of stay[1]

- Long procedure times
- Frequent repeat procedures

Increase in hospital costs

- Averages ~$8,000[1]

Global Market Opportunity Represents 4.1 Million Procedures Annually[2]

1: Keswani R., Dig Dis Sci, 2015; 60:3482–3490
2: HRA Healthcare Research & Analytics - Market Research, May 2015

IN-PATIENTS STUDIES: IMPROVING OUTCOMES AND COSTS

Reliably and Predictably Move Patients Through System to Successful Exam

Study	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Objective
REDUCE Study - multicenter in-patient prospective trial	Results Expected Q4 2018				• Supports significant cost avoidance • Drives hospital value analysis committees
Lower GI Bleeds			Results Expected Q2 2019		• Accelerated diagnosis • Supports key hospital quality metrics
Veterans Administration - Inadequate Prep Patients			Results Expected H2 2019		• Opens large VA opportunity

Colon Cleanliness Directly Correlates to Quality of Exam

Primary Endpoint
Improvement in colon cleanliness (BBPS)

Secondary Endpoints
Cost savings and quality metrics

Clinical Studies are Inexpensive with No Long-term Follow-up

OUT-PATIENT:
HIGH MEDICAL NEED / DIFFICULT TO PREP

~23%
Of out-patient population present with inadequate prep[1]

Inability to comply with standard prep leads to unsuccessful exam[1]:
Predictors: Diabetics, obese, elderly, opioid users

Ability to target patients prior to start of procedure

Additional Drivers:
- Late cancellations
- Poor prep history

Global Market Opportunity Represents 5.7 Million Procedures Annually[2]

1: HRA Healthcare Research & Analytics - Market Research, May 2015
2: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506

OUT-PATIENT: PATIENTS HIGHLY MOTIVATED FOR BETTER EXPERIENCE

- **Patient Out-of-Pocket Pay Creates New High Margin Revenue Source for Physician**
- **Allows the Ability to Preform Cases Later in the Day**


83%

Willing to pay out-of-pocket for Pure-Vu®[1]


29%

Would consider paying up to $350[1,3]


58%

Would consider paying up to $250[1,4]

Global Market Opportunity Represents 19.6 Million Procedures Annually[2]

1: Based on primary research conducted by an independent market research firm
2: Lieberman D.A. et.al., American Society for Gastrointestinal Endoscopy. Vol 62. No. 6:2005
3: 10% consider this an appropriate price
4: 20% consider this an appropriate price

OUT-PATIENTS STUDIES:
DRIVING QUALITY AND PATIENT SATISFACTION

Supports Reimbursement and Enables Micro-prep DTC Marketing

Study	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Objective
High Medical Need / Difficult to Prep Populations			Results Expected H2 2019		• Supports reimbursement
Prep Optimization	Results Expected Q2 2018				• Guides micro-prep indication trial (Low residue diet: eggs, toast, pasta, etc.)
Micro-Prep Indication			Results Expected Q4 2018		• Low residue diet prep label claim • Unlocks direct to patient marketing

Colon Cleanliness Directly Correlates to Quality of Exam

Primary Endpoint

Improvement in colon cleanliness (BBPS)

Secondary Endpoints

Patient satisfaction and quality metrics

Clinical Studies are Inexpensive with No Long-term Follow-up

CLINICAL RESULTS INDICATE OUTSTANDING CLEANING PERFORMANCE

Study Prep: ~18 hour full liquid diet and Dulcolax®

% of Subjects Adequately Prepped According to BBPS Standard[1]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
31.0%
98.0%
19.0%
100.0%
Pure-Vu® Multicenter Study 1 (N=48)
Pure-Vu® Multicenter Study 2 (N=46)
Before
After

Boston Bowel Preparation Scale (BBPS) Score Before and After Pure-Vu®

Pure-Vu® Study	Before	After
Multicenter Study 1 (N=48)	5.0 ± 1.52	8.8 ± 1.14
Multicenter Study 2 (N=46)	2.8 ± 2.28	8.5 ± 0.84
BBPS is a scale of 0 (dirty) to 9 (pristinely clean)		

Colon Before and After Pure-Vu®



1: Per protocol analysis - data on file. - BBPS >= 2 in each segment

INCREASED CLEANLINESS CORRELATES TO REDUCED RISK OF CRC

Increase in Cleanliness (Boston Bowel Preparation Scale) → **Increases Detection Rate** → **Leads to Decreased Risk of CRC**

Increased BBPS Score Increases Identification Rate of Adenomas Greater Than 5 mm[1]



Adenoma >5mm Identification Rate
61%
80%
78%
85%
90%
1-4
5
6
7-8
9
Total BBPS Score

Increases in ADR Correlates to Decrease in Risk of Interval Cancer[2]



Adjusted Risk for CRC
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
↓ = Decrease in CRC Risk
7-19%
19-24%
24-28%
28-34%
34-53%
Adenoma Detection Rate (ADR)

1: Quantification of Adequate Bowel Preparation for Screening or Surveillance Colonoscopy in Men Brian T. Clark et al. Gastroenterology 2016; 150:396-405
2: Adenoma Detection Rate and Risk of Colorectal Cancer and Death Douglas A. Corley et al. N Engl J Med. 2014 April 3; 370(14): 1298–1306

MOTUS GI

PURE-VU® ALIGNS PHYSICIAN WITH PATIENTS AND PAYERS

- **Potential for Significant Cost Avoidance for Hospital In-patients**
- **Potential Path to Reimbursement for High Medical Need / Difficult to Prep Population**
- **Opportunity to Improve Patient Satisfaction and Quality of Exam**
- **Opportunity to Increase Revenue and Margins in ASC**


Patients
Payers
Physicians/ Clinics
Hospitals

CLEAR PATHWAY TO BECOME STANDARD OF CARE

Focused on sustainable long-term growth

2018 — 2020 — BEYOND

Market Development: today

- Driving clinical / health economic data
- Developing practice management model
- Building physician champions

Commercial Growth: 2019-2020

- Full market launch
- Scale manufacturing and logistics
- Direct-to-patient marketing

Market Dominance: 2021 and beyond

- Reimbursement for colonoscopy
- Global operations at full commercial scale
- Broad brand awareness and patient pull-through

EXPECTED NEAR-TERM VALUE-DRIVING MILESTONES

H1 2018

✓ CE mark approval
- Initiate post-market in-patient studies
- Complete micro-prep optimization trials
- Initiate micro-prep multi-center labeling trial
- Health economic data for reimbursement strategy

H2 2018

- Launch slim-scope compatible system
- Initiate high medical need / difficult to prep clinical studies
- Complete REDUCE in-patient study
- Complete enrollment in micro-prep labeling expansion trial

H1 2019

- Publications on in-patient studies and micro-prep
- FDA micro-prep clearance
- Launch Generation 2 system
- Initiate US commercial launch

H2 2019

- Targeted launch of micro-prep DTP campaign
- Initiate EU market launch
- Prepare for launch in Japan and other OUS markets
- Drive reimbursement in high need population

Market Development → *Commercial Growth*

ROBUST INTELLECTUAL PROPERTY

Covers Innovative Portfolio of Technologies Rooted in Systems and Methods for Cleaning Body Cavities With or Without the Use of Endoscope

4

Issued patents in United States and Europe

11

Pending patents in United States

20

Pending patents outside United States

$17.5 Million Initial Public Offering in February 2018

FINANCIAL PROFILE: NASDAQ: MOTS

Market Cap: $75M[1]

Common Shares Outstanding: ~15.6M

Average Daily Volume: ~90K[1]

Cash Balance: ~$20M[2]

1: Based on March 19, 2018 closing price of $4.80 per share
2: As of February 16, 2018 (post IPO closing)

MANAGEMENT TEAM

Mark Pomeranz, *Chief Executive Officer*

30 years of experience in the medical device industry with strong track record of success in both start-ups and in large multinational organizations

svelte medicalsystems

Johnson & Johnson Baxter

Andrew L. Taylor, MBA, *Chief Financial Officer*

Over 20 years of experience serving as a financial officer, operating executive and business advisor across start-ups, emerging growth and Fortune 500 companies in both the U.S. and abroad

AngelMed AC LORDI

Hagit Ephrath, *VP, Clinical Regulatory and Health Economics*

Nearly 20 years of medical device experience focused on managing statistics, regulatory affairs, clinical and quality assurance activities through all phases of development

GI VIEW CARMEL BIOSENSOR

James Zardeskas, *VP, Quality Assurance*

Over 30 years of cross functional medical device experience at both startups and large organizations with focus in manufacturing and process development engineering

NIPRO DIAGNOSTICS Boston Scientific

Gil Balog, *General Manager, Israel*

Extensive knowledge in product management, project management, product roadmap development, engineering, operations and production

ENDOCHOICE GI VIEW OPTIMAL

BOARD OF DIRECTORS

David Hochman
Chairman
Director of Corbus, Adgero, Caliber, and BackBeat; Managing Partner, Orchestra Medical Ventures

Gary Jacobs
Managing Director, Jacobs Investment Company

Shervin Korangy
CFO and Chief Strategy Officer of Beaver-Visitec International

Samuel Nussbaum
Former EVP, Clinical Health Policy & CMO of Anthem, Inc., one of the largest health benefits companies in U.S.

Mark Pomeranz
Chief Executive Officer
CEO, Motus GI

Gary J. Pruden
Former Executive Vice President and Worldwide Chairman for the Johnson & Johnson Medical Devices group

Darren Sherman
CEO of Caliber Therapeutics; Managing Partner, Orchestra Medical Ventures

PHYSICIAN ADVISORY BOARD

Gerald Bertiger, MD

Managing Partner and President of Hillmont, GI, P. C.; Section Chief of Gastroenterology and Director of the Endoscopy Unit at Chestnut Hill Hospital

Hillmont G.I.

Steven A. Edmundowicz, MD, FASGE

Medical Director, Digestive Health Center, University of Colorado Hospital; Visiting Professor of Medicine, University of Colorado School of Medicine, Aurora, CO

Prof. Ian Gralnek, MD, MSHS, FASGE

Chief, Ellen and Pinchas Mamber Institute of Gastroenterology; Ha'Emek Medical Center, Afula, Israel; Rappaport Faculty of Medicine Technion-Israel Institute of Technology

CLALIT

Brian Jacobson, MD, MPH, AGAG, FASGE

Medical Director, Boston Accountable Care Organization Section of Gastroenterology Oncology, Boston Medical Center. Associate Professor, Boston University School of Medicine, Boston, MA

BOSTON MEDICAL CENTER

David Lieberman, MD, FACG

Professor of Medicine, Chief, Division of Gastroenterology and Hepatology, Oregon Health and Science University, Portland, OR

OHSU

Ori Segol, MD

Director of Gastroenterology, Carmel Medical Center, Haifa, Israel

CLALIT

Prof. Peter D. Siersema, MD, Phd, FASGE

Professor of Endoscopic Gastroenterology Oncology, Dept. of Gastroenterology and Hepatology, Radboud University Medical Center, Nijmegen, Netherlands

UMC St Radboud

INVESTMENT HIGHLIGHTS

Revolutionizing the large and growing GI endoscopy market
Targeting a multi-billion dollar market opportunity
Building a strong foundation of clinical and health economic data
Pathway to become standard of care
Highly-experienced management team with proven track record

MOTUS GI®

Thank you

INFO@MOTUSGI.COM